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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - DECEMBER 15, 1997
                       (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                          COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795
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                                    FORM 8-K

                               HS RESOURCES, INC.

                               DECEMBER 15, 1997


ITEM 2.  ACQUISITION OF ASSETS


On December 15, 1997, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), consummated the purchase of Amoco's producing and non-producing properties (the "Amoco Properties") in the Wattenberg Field area of the Denver-Julesburg ("D-J") Basin in northeastern Colorado (the "Amoco Acquisition"), as contemplated by a definitive agreement, dated November
25, 1997, (the "Asset Purchase Agreement") with Amoco Production Company ("Amoco"). In connection with the Amoco Acquisition, the Company (i) paid $290 million in cash, (ii) issued to Amoco 1.2 million shares (the "Amoco Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and
(iii) transferred to Amoco certain Mid-Continent producing properties (the "Transferred Properties"). The Amoco Acquisition is effective December 1, 1997.

More detailed information relating to the Amoco Acquisition is presented in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 1997 the text of which is incorporated herein by reference.


FINANCING

     The Company purchased the Amoco Properties for $290 million in cash, 1.2 million shares of Common Stock and the conveyance to Amoco of the Transferred Properties, for a total purchase price of approximately $333 million. HSR has financed the cash portion of the Amoco Purchase Price primarily through borrowings under its revolving credit facility with The Chase Manhattan Bank, as agent, which has been amended in connection with the Amoco Acquisition (the "Chase Facility"). Concurrently with the closing of the Amoco Acquisition, the Company also closed two separate transactions which monetize a portion of the
Section 29 tax credits associated with production from the Amoco Properties. The first transaction was entered into with a financial institution, covering production from 534 wells. At closing, HSR received net cash proceeds of $9.7 million, and it will receive additional future cash payments the amounts of which will depend on future tax credit qualified production from these wells. In the second transaction, the Company sold small, non-operated working interests and associated tax credits in 138 gross (2 net) wells to Patina Oil and Gas Corporation. Net proceeds to HSR at the closing of this transaction were $2.4 million. To further reduce indebtedness incurred in connection with the Amoco Acquisition, the Company intends to use the net proceeds from an offering of one or more types of equity and debt securities (the "Proposed Offering") combined with the proceeds from the sale or monetization of additional non-strategic properties. There can be no assurance that the Company will be successful in consummating the Proposed Offering or any additional sales or monetizations, or that the timing, terms and conditions of any such offering or any additional sales or monetizations will be favorable to it.

OTHER MATTERS

     Amoco has agreed not to sell any of the Amoco Shares until after the consummation of the Proposed Offering, and not to sell 1,000,000 of such shares for a period of 90 days after the closing of the Amoco Acquisition. The Company has agreed to register the Amoco Shares after the consummation of the Proposed Offering. Amoco has informed the Company that it intends to hold the Amoco Shares for investment purposes.


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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     This Report includes statements that are not purely historical and are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. All statements other than statements of historical facts included herein, regarding the Amoco Acquisition, financing plans, the availability of financing, plans to sell or monetize non-strategic properties, and the Company's financial position, are forward-looking statements. All forward-looking statements included herein are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward-looking statements. Although the Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct or that the Company will take any actions that may presently be planned. There are numerous uncertainties inherent in estimating quantities of proved oil and gas reserves and projecting future rates of production and timing of development expenditures, including many factors beyond the control of the Company.

     Many factors may affect the Company's expectations and plans. Capital expenditure and financing plans may change in connection with the success of drilling activities, the general availability of capital, interest rates,


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and cash flow available from operations. Cash flow available from operations may change depending on costs of materials and services, regulatory burdens and commodity prices. Oil and gas prices are volatile, and there are several potentially significant adverse effects to the Company that can result if product prices decline materially. First, lower product prices will adversely impact the Company's cash flow and could cause the Company to (i) curtail its capital program, (ii) borrow additional amounts under its revolving credit agreement, or (iii) issue additional debt or equity securities. Second, lower product prices could cause the borrowing base under the Company's bank credit agreement to be reduced and certain covenant tests to be adversely affected.

     Certain additional important factors that could cause actual results to differ materially from the Company's forward-looking statements are disclosed in the Company's Current Report on Form 8-K filed February 26, 1997. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by such factors.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    Financial Statements of Business Acquired.

             The financial statements required by this item relating to acquisition described above are not included herewith but will be filed by amendment within 60 days of the date of this report.

      (b)    Pro Forma Financial Information.

             The pro forma financial information required by this item relating to the acquisition described above is not included herewith but will be filed by amendment within 60 days of the date of this report.

      (c)    Exhibits.

             10.1 Purchase and Sale Agreement between the Company and Amoco Production Company dated November 25, 1997.

             10.2 Side Letter Agreement between the Company and Amoco Production Company dated November 25, 1997.

             10.3 Closing Side Agreement between the Company and Amoco Production Company dated December 15, 1997.

             10.4 Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 among the Company and The Chase Manhattan Bank, as agent for the Lenders signatory thereto.

             99.1   Press Release of the Company, dated December 17, 1997.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HS RESOURCES, INC.



                                                 By: /s/ JAMES M. PICCONE
                                                    ---------------------------
                                                    James M. Piccone
                                                    Vice President


Dated:  December 23, 1997.





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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
10.1         Purchase and Sale Agreement between the Company and Amoco
             Production Company dated November 25, 1997.

10.2         Side Letter Agreement between the Company and Amoco Production
             Company dated November 25, 1997.

10.3         Closing Side Agreement between the Company and Amoco Production
             Company dated December 15, 1997.

10.4 Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 among the Company and The Chase Manhattan
             Bank, as agent for the Lenders signatory thereto.

99.1         Press Release of the Company, dated December 17, 1997.
